SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                     Date of report (Date of earliest event
                           reported) August 21, 1995



                             NACCO Industries, Inc.
             (Exact name of registrant as specified in its charter)



Delaware                       1-9172                  34-1505819
(State or other             (Commission              (IRS Employer
 jurisdiction of            File Number)             Identification
 incorporation)                                      Number)



              5875 Landerbrook Drive, Mayfield Heights, Ohio 44124
(Address of principal                                   (Zip Code)
   executive offices)



Registrant's telephone number,
  including area code (216) 449-9600




         (former name or former address, if changed since last report)





                               Page 1 of 3 Pages

Item 5.  Other Events

     On August 21, 1995, NACCO Industries, Inc. announced that its subsidiary, Hamilton Beach/Proctor-Silex, Inc. ("Hamilton Beach/Proctor-Silex") has named Richard E. Posey, 48, as its president and chief executive officer. Mr. Posey joins Hamilton Beach/Proctor-Silex after a long career with S. C. Johnson & Son, Inc. where he held the position of Executive Vice President, Consumer Products, North America.



































                               Page 2 of 3 Pages

                                   Signature


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      NACCO Industries, Inc.
                                          (Registrant)



Date:        August 22, 1995          By:     Frank B. O'Brien
                                      Name:   Frank B. O'Brien
                                      Title:  Senior Vice President - Corporate
                                              Development and Chief
                                              Financial Officer
























                               Page 3 of 3 Pages

                                                          FOR IMMEDIATE RELEASE
                                                                August 21, 1995


                           POSEY TO BE PRESIDENT AND
                           CHIEF EXECUTIVE OFFICER OF
                       HAMILTON BEACH/PROCTOR-SILEX, INC.

     Mayfield Heights, Ohio - August 21, 1995 - Alfred M. Rankin, Jr. chairman, president, and chief executive officer of NACCO Industries, Inc. (NC-NYSE) announced that Richard E. Posey, 48, has been named president and chief executive officer of Hamilton Beach/Proctor-Silex, Inc. Hamilton Beach/Proctor-Silex, Inc. was formed in 1990 as the result of the merger of Hamilton Beach Inc. and Proctor-Silex, Inc. The company is owned 80% by NACCO
Industries of Mayfield Heights, Ohio and 20% by Glen Dimplex Ltd. of the Republic of Ireland.

     Mr. Posey joins Hamilton Beach/Proctor-Silex after a long career with S.C. Johnson & Son, Inc. where he held the position of Executive Vice President, Consumer Products, North America. Mr. Rankin stated, "I am very pleased that Dick will be joining us as president and chief executive officer of Hamilton Beach/Proctor-Silex, Inc. He possesses strong general management experience in a consumer goods business as well as an extensive involvement with multiple channels of distribution. Dick brings to the company the leadership experience and strategic vision vital to the continuing growth and reputation of the company as an industry leader." Mr. Posey stated, "I am delighted to be joining Hamilton Beach/Proctor-Silex, a company which is a leader in its industry and has an excellent brand reputation."

     Hamilton Beach/Proctor-Silex, Inc., a leading manufacturer of small electric appliances, has its headquarters in Richmond, Virginia and has facilities in North Carolina, Tennessee, Texas, Juarez, Mexico and Markham, Ontario, Canada.

                                     # # #

For further information, contact:

Elinor Mutascio
Hamilton Beach/Proctor-Silex, Inc.
(804)527-7309